EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT

     CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS

     CASE  NUMBER:  00-42148-BJH-11                     02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ DREW KEITH                                    CHIEF FINANCIAL OFFICER
     ---------------------------------------         ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

     DREW KEITH                                               06/30/00
     ---------------------------------------         ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                          DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                              CONTROLLER, KITTY HAWK INC.
     ---------------------------------------         ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                            TITLE

     KEVIN K. CRAIG                                           06/30/00
     ---------------------------------------         ---------------------------
     PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME:  AIRCRAFT LEASING, INC.                ACCRUAL BASIS-1

      CASE  NUMBER:  00-42148-BJH-11                    02/13/95, RWD, 2/96


      COMPARATIVE  BALANCE  SHEET

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                  MONTH               MONTH              MONTH
                                                          SCHEDULE            ---------------------------------------------------
      ASSETS                                               AMOUNT               MAY, 2000
      ---------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                     $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                       $0            $3,594,508
      ---------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                            $0            $3,594,508                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                             $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                             $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                      $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                      $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                         ($33,904,344)         ($32,608,844)
      ---------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                        ($33,904,344)         ($29,014,336)                $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                  $81,907,719           $81,907,718
      ---------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                     $33,669,772           $34,242,146
      ---------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                    $48,237,946           $47,665,572                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                     $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                            $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                   $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                 $14,333,602           $18,651,236                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                            $0
      ---------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                         $246,755
      ---------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                               $0
      ---------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                           $0
      ---------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                $0
      ---------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                    $21,437
      ---------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                           $268,192                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                  $2,811,382            $2,811,382
      ---------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                         $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                        $0                    $0
      ---------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                           $1,300,001            $2,412,345
      ---------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                 $4,111,383            $5,223,727                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                             $4,111,383            $5,491,919                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      EQUITY
      ---------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                            $0           $12,789,185
      ---------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                      $370,133
      ---------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                        $0
      ---------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                          $0           $13,159,317                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                $4,111,383           $18,651,236                 $0                 $0
      ---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-2

      CASE NUMBER: 00-42148-BJH-11                      02/13/95, RWD, 2/96

      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------
                                                     MONTH          MONTH          MONTH
                                                  ---------------------------------------------  QUARTER
      REVENUES                                     MAY, 2000                                      TOTAL
      ----------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                          $1,195,500                                   $1,195,500
      ----------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                       $0                                           $0
      ----------------------------------------------------------------------------------------------------
      3.  NET REVENUE                             $1,195,500             $0             $0     $1,195,500
      ----------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ----------------------------------------------------------------------------------------------------
      4.  MATERIAL                                        $0                                           $0
      ----------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                    $0                                           $0
      ----------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                 $0                                           $0
      ----------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                        $0             $0             $0             $0
      ----------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT                            $1,195,500             $0             $0     $1,195,500
      ----------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ----------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER COMPENSATION                  $0                                           $0
      ----------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                             $0                                           $0
      ----------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                    $1,453                                       $1,453
      ----------------------------------------------------------------------------------------------------
      12. RENT & LEASE                                    $0                                           $0
      ----------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                             $0                                           $0
      ----------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                    $1,453             $0             $0         $1,453
      ----------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                        $1,194,047             $0             $0     $1,194,047
      ----------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ----------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)          ($16,652)                                    ($16,652)
      ----------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)               $0                                           $0
      ----------------------------------------------------------------------------------------------------
      18. INTEREST EXPENSE                           $21,437                                      $21,437
      ----------------------------------------------------------------------------------------------------
      19. DEPRECIATION / DEPLETION                  $572,374                                     $572,374
      ----------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                    $0                                           $0
      ----------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                             $0                                           $0
      ----------------------------------------------------------------------------------------------------
      22. NET OTHER INCOME & EXPENSES               $577,160             $0             $0       $577,160
      ----------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                               $0                                           $0
      ----------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                               $0                                           $0
      ----------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                             $0                                           $0
      ----------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                   $0             $0             $0             $0
      ----------------------------------------------------------------------------------------------------
      27. INCOME TAX                                $246,755                                     $246,755
      ----------------------------------------------------------------------------------------------------
      28. NET  PROFIT  (LOSS)                       $370,133             $0             $0       $370,133
      ----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-3

      CASE NUMBER: 00-42148-BJH-11                      02/13/95, RWD, 2/96

      ---------------------------------------------------------------------------------------------------------------
                                                           MONTH            MONTH           MONTH
      CASH RECEIPTS AND                                --------------------------------------------------   QUARTER
      DISBURSEMENTS                                      MAY, 2000                                           TOTAL
      ---------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                      $3,679,309      $3,594,508       $3,594,508      $3,679,309
      ---------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ---------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                             $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ---------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                            $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                           $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                               $0              $0               $0              $0
      ---------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ---------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                         $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                         $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                               $16,652                                          $16,652
      ---------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                      $16,652              $0               $0         $16,652
      ---------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                    $16,652              $0               $0         $16,652
      ---------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                           $3,695,961      $3,594,508       $3,594,508      $3,695,961
      ---------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                            $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                     $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                          $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                              $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                              $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                              $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                    $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                       $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                 $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                          $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                  $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                               $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                            $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                              $101,453                                         $101,453
      ---------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                    $101,453              $0               $0        $101,453
      ---------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                      $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                      $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                    $0                                               $0
      ---------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                          $0              $0               $0              $0
      ---------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                              $101,453              $0               $0        $101,453
      ---------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                    ($84,801)             $0               $0        ($84,801)
      ---------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                            $3,594,508      $3,594,508       $3,594,508      $3,594,508
      ---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-4

      CASE NUMBER: 00-42148-BJH-11                      02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------
                                                                              MONTH            MONTH           MONTH
                                                            SCHEDULE     ----------------------------------------------
      ACCOUNTS RECEIVABLE AGING                              AMOUNT         MAY, 2000
      -----------------------------------------------------------------------------------------------------------------
      1.    0-30                                                  $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    31-60                                                 $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    61-90                                                 $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    91+                                                   $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                             $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                       $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                             $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH: MAY, 2000
      -----------------------------------------------------------------------------------------------------------------
                                             0-30            31-60           61-90             91+
      TAXES PAYABLE                          DAYS            DAYS             DAYS            DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                         $246,755              $0               $0              $0         $246,755
      -----------------------------------------------------------------------------------------------------------------
      2.    STATE                                 $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                 $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                   $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE             $246,755              $0               $0              $0         $246,755
      -----------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                      $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                             MONTH: MAY, 2000
      -----------------------------------------------------------------------------------------------------------------
                                                           BEGINNING         AMOUNT                           ENDING
                                                              TAX        WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                             LIABILITY*       0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                $0         $246,755              $0         $246,755
      -----------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                   $0         $246,755              $0         $246,755
      -----------------------------------------------------------------------------------------------------------------
      STATE  AND  LOCAL
      -----------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                           $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      9.    SALES                                                 $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                         $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                     $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                           $0         $246,755              $0         $246,755
      -----------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-5

      CASE NUMBER: 00-42148-BJH-11                      02/13/95, RWD, 2/96

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                         MONTH:   MAY, 2000
      --------------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                                           Account #1      Account #2      Account #3
      --------------------------------------------------------------------------------------------------------------------------
      A.          BANK:
      ---------------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                                                                                   TOTAL
      ---------------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):
      --------------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                       $0                                              $0
      --------------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                                 $0                                              $0
      --------------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                                     $0                                              $0
      --------------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                          $0                                              $0
      --------------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                                      $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      --------------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      --------------------------------------------------------------------------------------------------------------------------
                                                                   DATE OF          TYPE OF        PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                                  PURCHASE       INSTRUMENT         PRICE           VALUE
      --------------------------------------------------------------------------------------------------------------------------
      7.    BANK ONE TRUST (ESCROW) 6801456800*                     1/3/00      MONEY MARKET         $3,625,000      $3,594,508
      --------------------------------------------------------------------------------------------------------------------------
      8.    (INCLUDES INTEREST ACCRUED OF $16,200
      --------------------------------------------------------------------------------------------------------------------------
      9.    NET OF BANK CHARGES ACCRUED $1,500)
      --------------------------------------------------------------------------------------------------------------------------
      10.
      --------------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                        $3,625,000      $3,594,508
      --------------------------------------------------------------------------------------------------------------------------
      CASH
      --------------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                                 $0
      --------------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                $3,594,508
      --------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-6

     CASE NUMBER:  00-42148-BJH-11                      02/13/95, RWD, 2/96

                                                        MONTH:  MAY, 2000

     --------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------------
                                        INSIDERS
     --------------------------------------------------------------------------------
                                  TYPE OF                AMOUNT         TOTAL PAID
                 NAME             PAYMENT                 PAID            TO DATE
     --------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
     --------------------------------------------------------------------------------
     2.
     --------------------------------------------------------------------------------
     3.
     --------------------------------------------------------------------------------
     4.
     --------------------------------------------------------------------------------
     5.
     --------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                                 $0            $0
     --------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
     ---------------------------------------------------------------------------------------------------------------------
                               DATE OF COURT                                                                  TOTAL
                             ORDER AUTHORIZING           AMOUNT           AMOUNT         TOTAL PAID          INCURRED
                      NAME        PAYMENT               APPROVED           PAID            TO DATE          & UNPAID *
     ---------------------------------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
     ---------------------------------------------------------------------------------------------------------------------
     2.
     ---------------------------------------------------------------------------------------------------------------------
     3.
     ---------------------------------------------------------------------------------------------------------------------
     4.
     ---------------------------------------------------------------------------------------------------------------------
     5.
     ---------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                            $0            $0                  $0               $0
     ---------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -----------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     -----------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------
                                                           SCHEDULED         AMOUNTS
                                                            MONTHLY           PAID             TOTAL
                                                           PAYMENTS          DURING           UNPAID
                   NAME OF CREDITOR                           DUE             MONTH        POSTPETITION
     ----------------------------------------------------------------------------------------------------
     1. FIRST SOURCE BANK (865001)                             $28,212            $0             $28,212
     ----------------------------------------------------------------------------------------------------
     2. FIRST SOURCE BANK (RPS)                                 $8,791            $0              $8,791
     ----------------------------------------------------------------------------------------------------
     3. FIRST SOURCE BANK (AIA)                                $56,073            $0             $56,073
     ----------------------------------------------------------------------------------------------------
     4.                                                                                               $0
     ----------------------------------------------------------------------------------------------------
     5.                                                                                               $0
     ----------------------------------------------------------------------------------------------------
     6. TOTAL                                                  $93,076            $0             $93,076
     ----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL  BASIS-7

      CASE NUMBER: 00-42148-BJH-11                      02/13/95, RWD, 2/96

                                                        MONTH:   MAY, 2000

      QUESTIONNAIRE
      --------------------------------------------------------------------------------------------------------------
                                                                                               YES          NO
      --------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                 X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                       X
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
      --------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                           X
           LOANS) DUE FROM RELATED PARTIES?
      --------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                           X
           THIS REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                 X
           DEBTOR FROM ANY PARTY?
      --------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
      --------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                               X
           PAST DUE?
      --------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
      --------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
      --------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                   X
           DELINQUENT?
      --------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                  X
           REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
      --------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      2) Two disbursements of $50,000 each were sent from the Bank One Trust (Escrow) account to a legal firm on the lessor's request & behalf.

      INSURANCE
      --------------------------------------------------------------------------------------------------------------
                                                                                               YES          NO
      --------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                               X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
      --------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                               X
      --------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      --------------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      --------------------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
      --------------------------------------------------------------------------------------------------------------
                TYPE  OF                                                                        PAYMENT AMOUNT
                 POLICY                   CARRIER                   PERIOD COVERED               & FREQUENCY
      --------------------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

              CASE NAME:  AIRCRAFT LEASING, INC.        ACCRUAL BASIS-ATTACHMENT

              CASE  NUMBER:  00-42148-BJH-11

                                                        MONTH:   MAY, 2000


  MOR #    ITEM #  LIST OR EXPLANATION

 1 - BS      8     a)  $100,000  Deposit for Retainer & Legal Fees (2x$50,000
                       disbursements) from Bank One Trust to Lessor's Counsel
                   b)  ($32,708,844) Intercompany Cummulative Receivable/Payable
                       Credit Balance

 1 - BS      22    a)  $21,437 Accrued Accounts Payable (Post-petition)


 1 - BS      27    a)  $12,829 Accrued Accounts Payable (Pre-petition)
                   b)  $2,399,516 Accrued Taxes Payable (Pre-petition)

 2 - IS      16    a)  $16,652 Interest Income (from Bank One Trust-Escrow
                       account)


 3 - CF      8     a)  $16,652  Interest Income (from Bank One Trust-Escrow
                       account)


 3 - CF      25    a)  $100,000  Deposit for Retainer & Legal Fees (2x$50,000
                       disbursements) from Bank One Trust to Lessor's Counsel
                   b)  $1,453  Bank Charges for Money Market (Bank One
                       Trust-Escrow) account

 5 - BK      7     a)  Includes $16,200 Interest Income Accrued less $1,500 Bank
                       Charges Accrued

 7 - QA      2     a)  $100,000  Deposit for Retainer & Legal Fees (2x$50,000
                       disbursements) from Bank One Trust to Lessor's Counsel

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